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                                                                  EXHIBIT  99.2





                 Please Detach and Mail in the Envelope Provided
 ................................................................................



                                  COMMON STOCK
                                DSET CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF DSET CORPORATION


  The undersigned hereby constitutes and appoints William P. McHale, Jr. and Bruce M. Crowell, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of DSET Corporation (the 'Company') which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of DSET Corporation, 1160 U.S. Highway 22 East, Bridgewater, New Jersey at 10:00 A.M., local time, on Thursday,
January 31, 2002, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus for the meeting (receipt of which is hereby acknowledged).



  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                  (continued and to be signed on reverse side)





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                        Please date, sign and mail your
                      proxy card back as soon as possible!

                        Special Meeting of Shareholders
                                DSET CORPORATION

                                January 31, 2002

                Please Detach and Mail in the Envelope Provided


A [x] Please mark your votes as in this example.

                                                                                         FOR   AGAINST   ABSTAIN
1.   APPROVAL OF THE MERGER, THE MERGER AGREEMENT, AS AMENDED, AND THE PROPOSED          [ ]     [ ]       [ ]
     ISSUANCE OF UP TO 2,519,735 SHARES OF DSET COMMON STOCK AND SUCH OTHER
     SHARES OF COMMON STOCK AND CONSIDERATION TO THE SECURITY HOLDERS OF ISPSOFT
     IN CONNECTION WITH THE MERGER ALL AS DESCRIBED IN THE JOINT PROXY
     STATEMENT/PROSPECTUS MAILED TO SHAREHOLDERS.

                                                                                         FOR   AGAINST   ABSTAIN
2.   APPROVAL OF THE PROPOSED AMENDMENT TO DSET'S AMENDED AND RESTATED                   [ ]     [ ]       [ ]
     CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF DSET'S
     BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS OF
     OFFICE AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS MAILED TO
     SHAREHOLDERS.

                                                                                         FOR   AGAINST   ABSTAIN

3.   APPROVAL OF THE PROPOSED AMENDMENTS TO DSET'S 1998 STOCK PLAN TO INCREASE           [ ]     [ ]       [ ]
     THE MAXIMUM AGGREGATE NUMBER OF SHARES OF DSET COMMON STOCK AVAILABLE FOR
     ISSUANCE UNDER THE 1998 STOCK PLAN FROM 875,000 SHARES TO 1,125,000 SHARES
     AND TO ENSURE COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE
     AS DESCRIBED IN THE JOINT PROXY STATEMENT / PROSPECTUS MAILED TO
     SHAREHOLDERS BY APPROVING THE CONTINUANCE OF THE 1998 STOCK PLAN, LIMITING
     THE MAXIMUM NUMBER OF SHARES OF DSET COMMON STOCK WITH RESPECT TO WHICH
     AWARDS MAY BE GRANTED TO ANY PERSON UNDER THE 1998 STOCK PLAN TO 250,000
     PER CALENDAR YEAR, AND MAKING CERTAIN OTHER CONFORMING AMENDMENTS.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Common Shareholder _____________________  Signature of Common Shareholder _____________________ Dated: ___________
                                                                                          IF HELD JOINTLY


NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.